UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 12, 2005 (August 8, 2005)
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

AMERICA WEST HOLDINGS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-12649	86-0847214
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
111 West Rio Salado Parkway, Tempe, Arizona 85281
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(480) 693-0800
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

AMERICA WEST AIRLINES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	0-12337	86-0418245
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
4000 E. Sky Harbor Boulevard, Phoenix, Arizona 85034-3899
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(480) 693-0800
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 1.01 Entry Into A Material Definitive Agreement.
Restructuring of Affinity Credit Card Partner Agreement
     America West Airlines, Inc., US Airways Group, Inc. (“US Airways Group”) and Juniper Bank, a subsidiary of Barclays PLC (“Juniper”) entered into an agreement on August 8, 2005 (the “Amended Credit Card Agreement”), amending America West Airlines, Inc.’s co-branded credit card agreement with Juniper, dated January 25, 2005 (the “Original Credit Card Agreement”) and assigning the Original Credit Card Agreement to US Airways Group. Pursuant to the Amended Credit Card Agreement, Juniper will offer and market an airline mileage award credit card program to the general public to participate in US Airways Group’s Dividend Miles program through the use of a co-branded credit card. The Amended Credit Card Agreement was entered into in connection with the merger (the “Merger”) contemplated in the Agreement and Plan of Merger (the “Merger Agreement”), entered into on May 19, 2005 between America West Holdings Corporation (“America West Holdings”), US Airways Group, and Barbell Acquisition Corp., a wholly owned subsidiary of US Airways Group. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Barbell Acquisition Corp. will merge with and into America West Holdings, with America West Holdings continuing as a wholly owned subsidiary of US Airways Group.
     US Airways Group’s credit card program is currently administered by Bank of America, N.A. (USA) (“Bank of America”) and will terminate approximately two years and three months after the effective date of the Merger. During that period both Juniper and Bank of America will run credit card programs for US Airways Group after the Merger. America West Inc.’s current credit card program also is administered by Bank of America and will expire on December 31, 2005.
     The Amended Credit Card Agreement will take effect at the effective time of the Merger and the credit card services provided by Juniper under the Amended Credit Card Agreement are expected to commence on January 1, 2006, or, if later, the date on which Juniper commences marketing to the general public, and continue until the expiration date, which is the later of December 31, 2012 or seven years from the date on which Juniper commences marketing to the general public.
     Under the Amended Credit Card Agreement, Juniper will pay to US Airways Group fees for each mile awarded to each credit card account administered by Juniper, subject to certain exceptions. Juniper will also pay to US Airways Group a one-time bonus payment of $130 million, upon effectiveness of the Merger, subject to certain conditions including:
•	funding of $500 million in new equity investments in US Airways Group;

•	completion of $250 million of exit financing from Airbus Industrie G.I.E. of which approximately $153 million will be funded at the effective time of the Merger;

•	commencement of the unwinding of US Airways Group’s tax trust in the amount of approximately $170 million;

•	completion of the Merger;

•	Juniper’s having the sole right to issue credit cards branded with US Airways Group logos for the term of the agreement, except during an initial period during which Bank of America will have the right to market co-branded credit cards bearing US Airways Group logos;

•	US Airways Group’s having $1.1 billion in unrestricted cash, cash equivalents and short term investments, inclusive of the funds to be realized pursuant to the Airbus exit financing and the unwinding of the US Airways Group tax trust described above but exclusive of any payments by Juniper under the Amended Credit Card Agreement; and

•	the absence of a material adverse change in the business, financial or other condition of America West Airlines, Inc., or US Airways Group, or their respective consolidated subsidiaries, taken as a whole.
Juniper will pay an annual bonus of $5 million to US Airways Group, subject to certain exceptions, for each year after Juniper becomes the exclusive issuer of the co-branded credit card.

     In addition, at the effective time of the Merger, Juniper will pre-purchase miles from US Airways Group for an aggregate of $325 million, subject to the same conditions as apply to the $130 million bonus payment described above. To the extent that these miles are not used by Juniper in connection with the co-branded credit card program, US Airways Group will repurchase these miles in 12 equal quarterly installments beginning on the fifth year prior to the expiration date until paid in full. US Airways Group will make monthly interest payments at LIBOR plus 4.75% to Juniper, beginning on the first day of the month following the effective date of the Merger, based on the amount of pre-purchased miles that have not been used by Juniper in connection with the co-branded credit card program and have not been repurchased by US Airways Group. US Airways Group will be required to repurchase pre-purchased miles under certain reductions in the collateral held under the credit card processing agreement with JPMorgan Chase Bank, N.A.
     Juniper may, at its option, terminate the Amended Credit Card Agreement, make payments to US Airways Group under the Amended Credit Card Agreement in the form of pre-purchased miles rather than cash, or commence the repurchase of the pre-purchased miles before the fifth year prior to the expiration date in the event that US Airways Group breaches its obligations under the Amended Credit Card Agreement, or upon the occurrence of certain events.
Restructuring of Credit Card Processing Agreement
     In connection with the Merger, America West Airlines, Inc., JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), successor-in-interest to JPMorgan Chase Bank, and Chase Merchant Services, L.L.C. (“CMS” and, together with JPMorgan Chase, “Chase”), entered into the First Amendment to the Merchant Services Bankcard Agreement on August 8, 2005 (the “Amended Card Processing Agreement”) amending the Merchant Services Bankcard Agreement between America West Airlines, Inc., JPMorgan Chase Bank and Chase Merchant Services L.L.C., dated April 16, 2003 (the “Original Card Processing Agreement”) and assigning the Original Card Processing Agreement to America West Airlines, Inc. on the effective date of the Merger. Pursuant to the Amended Card Processing Agreement, Chase will perform authorization, processing and settlement services for America West Airlines, Inc. and US Airways, Inc. following the Merger. The Original Card Processing Agreement is guaranteed by America West Holdings and US Airways Group will execute a guaranty of the Amended Card Processing Agreement on the effective date of the Merger.
     US Airways, Inc.’s credit card processing is currently administered by Bank of America and such processing services are expected to be transferred to Chase as soon as possible, but not later than 120 days, after the Merger. US Airways, Inc. will become a party to the processing agreement at the time that Chase begins processing for US Airways, Inc.
     The Amended Card Processing Agreement will take effect on the effective date of the Merger and continue until the expiration of the initial term, which is three years from the date the Amended Card Processing Agreement takes effect. Upon expiration of the initial term, the Amended Card Processing Agreement will automatically renew for successive one-year periods pursuant to the terms of the agreement. The effectiveness of the Amended Card Processing Agreement is conditioned upon the following:
•	Entry of a final and non-appealable order by the United States Bankruptcy Court for the Eastern District of Virginia confirming US Airways Group and its domestic subsidiaries’ plan of reorganization; and

•	Approval of the Amended Card Processing Agreement by the Board of Directors of each of America West Holdings and US Airways Group.
     Under the Amended Card Processing Agreement, America West Airlines, Inc. and US Airways Group, Inc. will pay to Chase fees in connection with card processing services such as sales authorization, settlement services and customer service. America West Airlines, Inc. and US Airways, Inc. will also be required to maintain a reserve account to secure Chase’s exposure to outstanding air traffic liability.
* * *

FORWARD-LOOKING STATEMENTS
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the companies’ outlook, expected fuel costs, the RASM environment, and the companies’ respective expected 2005 financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings and US Airways Group (together, the “companies”), including future financial and operating results, the companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of America West Holdings and US Airways Group’s management and are subject to significant risks and uncertainties that could cause the companies’ actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the companies to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing, in the case of US Airways Group, or other financing; the ability of the companies to maintain adequate liquidity; the duration and extent of the current soft economic conditions; the impact of global instability including the continuing impact of the continued military presence in Iraq and Afghanistan and the terrorist attacks of Sept. 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the companies to attract and retain customers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; the impact of changes in fuel prices; economic conditions; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; US Airways Group’s ability to continue as a going concern; US Airways Group’s ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time; the ability of US Airways Group to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for US Airways Group to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of US Airways Group to obtain and maintain normal terms with vendors and service providers; US Airways Group’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on US Airways Group’s liquidity or results of operations; the ability of US Airways Group to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of US Airways Group to fund and execute its Transformation Plan during the Chapter 11 proceedings and in the context of a plan of reorganization and thereafter; and other risks and uncertainties listed from time to time in the companies’ reports to the SEC. There may be other factors not identified above of which the companies are not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The companies assume no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any reorganization plan of US Airways Group ultimately confirmed, can affect the value of the US Airways Group’s various prepetition liabilities, common stock and/or other equity securities. Accordingly, the companies urge that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities. Additional factors that may affect the future results of America West Holdings and US Airways Group are set forth in their respective filings with the SEC, which are available at http://www.shareholder.com/americawest/edgar.cfm and http://investor.usairways.com/edgar.cfm, respectively.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed merger transaction, America West Holdings and US Airways Group have filed a Registration Statement on Form S-4 (Registration No. 333-126162) and other documents with the Securities and Exchange Commission containing a preliminary joint proxy statement/prospectus regarding the proposed transaction. The proxy statement/prospectus will be mailed to stockholders of America West Holdings after the registration statement is declared effective by the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND OTHER RELATED MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement/prospectus (when available) as well as other filed documents containing information about US Airways Group and America West Holdings at http://www.sec.gov, the SEC’s website. Free copies of America West Holdings’ SEC filings are also available on America West Holdings’ website at http://www.shareholder.com/americawest/edgar.cfm, or by request to Investor Relations, America West Holdings Corporation, 111 West Rio Salado Pkwy, Tempe, Arizona 85281. Free copies of US Airways Group’s SEC filings are also available on US Airways Group’s website at http://investor.usairways.com/edgar.cfm or by request to Investor Relations, US Airways Group, Inc., 2345 Crystal Drive, Arlington, VA 22227.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PARTICIPANTS IN THE SOLICITATION
America West Holdings, US Airways Group and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from America West Holdings’ stockholders with respect to the proposed transaction. Information regarding the officers and directors of America West Holdings is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 15, 2005. Information regarding the officers and directors of US Airways Group is included in its 2004 Annual Report filed with the SEC on Form 10-K on March 1, 2005. More detailed information regarding the identity of potential participants, and their interests in the solicitation, will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description
10.1	Assignment and First Amendment to America West Co-Branded Card Agreement, dated as of August 8, 2005, between America West Airlines, Inc., US Airways Group and Juniper Bank (incorporated by reference to Exhibit 10.110 to Amendment No. 2 to US Airways Group’s Registration Statement on Form S-4 filed on August 11, 2005 (File No. 333-126162)) (portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC)).

10.2	First Amendment to Merchant Services Bankcard Agreement, dated as of August 8, 2005, among America West Airlines, Inc., JPMorgan Chase Bank, N.A., and Chase Merchant Services, L.L.C. (incorporated by reference to Exhibit 10.111 to Amendment No. 2 to US

Exhibit
Number	Description
Airways Group’s Registration Statement on Form S-4 filed on August 11, 2005 (File No. 333-126162)) (portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC)).

10.3	America West Co-Branded Card Agreement, dated as of January 25, 2005, between America West Airlines, Inc. and Juniper Bank (incorporated by reference to Exhibit 10.112 to Amendment No. 2 to US Airways Group’s Registration Statement on Form S-4 filed on August 11, 2005 (File No. 333-126162)) (portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC)).

10.4	Merchant Services Bankcard Agreement, dated as of April 16, 2003, between America West Airlines, Inc., The Leisure Company, JPMorgan Chase Bank, and Chase Merchant Services L.L.C. (incorporated by reference to Exhibit 10.113 to Amendment No. 2 to US Airways Group’s Registration Statement on Form S-4 filed on August 11, 2005 (File No. 333-126162)) (portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC)).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Holdings Corporation

Dated: August 12, 2005	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Airlines, Inc.

Dated: August 12, 2005	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Assignment and First Amendment to America West Co-Branded Card Agreement, dated as of August 8, 2005, between America West Airlines, Inc., US Airways Group and Juniper Bank (incorporated by reference to Exhibit 10.110 to Amendment No. 2 to US Airways Group’s Registration Statement on Form S-4 filed on August 11, 2005 (File No. 333-126162)) (portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC)).

10.2	First Amendment to Merchant Services Bankcard Agreement, dated as of August 8, 2005, among America West Airlines, Inc., JPMorgan Chase Bank, N.A., and Chase Merchant Services, L.L.C. (incorporated by reference to Exhibit 10.111 to Amendment No. 2 to US Airways Group’s Registration Statement on Form S-4 filed on August 11, 2005 (File No. 333-126162)) (portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC)).

10.3	America West Co-Branded Card Agreement, dated as of January 25, 2005, between America West Airlines, Inc. and Juniper Bank (incorporated by reference to Exhibit 10.112 to Amendment No. 2 to US Airways Group’s Registration Statement on Form S-4 filed on August 11, 2005 (File No. 333-126162)) (portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC)).

10.4	Merchant Services Bankcard Agreement, dated as of April 16, 2003, between America West Airlines, Inc., The Leisure Company, JPMorgan Chase Bank, and Chase Merchant Services L.L.C. (incorporated by reference to Exhibit 10.113 to Amendment No. 2 to US Airways Group’s Registration Statement on Form S-4 filed on August 11, 2005 (File No. 333-126162)) (portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC)).